UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 12, 2010

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 12, 2010, the shareholders of Forest Oil Corporation (“Forest’) approved Amendment Number 2 to Forest’s 2007 Stock Incentive Plan (the “2007 Plan Amendment”) to (i) add 4,000,000 shares available for issuance pursuant to awards under the plan, (ii) further restrict the ability of Forest to reprice or exchange underwater options or stock appreciation rights without shareholder approval, and (iii) provide that payments in connection with a corporate change are not triggered prior to the consummation of a transaction constituting such corporate change.

The foregoing is not a complete description of all of the terms and provisions of the 2007 Plan Amendment and is qualified in its entirety by reference to the full text of the 2007 Plan Amendment, a copy of which is attached as exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07                                             Submission of Matters to a Vote of Securities Holders.

On May 12, 2010, Forest Oil Corporation (“Forest”) held its 2010 annual meeting of shareholders (the Annual Meeting”).  At the Annual Meeting, the shareholders of Forest voted on the following proposals:

(a)           Election of three Class I Directors;

(b)           Approval of the 2007 Plan Amendment; and

(c)           Ratification of the appointment of Ernst & Young LLP as Forest’s independent registered public accounting firm for the year ending December 31, 2010.

On the record date for the Annual Meeting, there were 112,436,665 shares issued, outstanding and entitled to vote.  Shareholders holding 98,782,587 shares were present at the meeting, in person or represented by proxy.   The results of the voting at the Annual Meeting were as follows:

Election of Directors

Director	Votes For	Votes Withheld

Loren K. Carroll	90,525,374	2,229,126

Patrick R. McDonald	91,849,695	904,805

Raymond I. Wilcox	91,847,299	907,201

2007 Plan Amendment

Votes For	Votes Against	Abstentions
77,545,784	15,984,726	43,885

Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
98,678,439	67,424	36,724

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

		Exhibit	Description

		10.1	Amendment No. 2 to the Forest Oil Corporation 2007 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated:	May 13, 2010	By	/S/Cyrus D. Marter IV
Cyrus D. Marter IV
Senior Vice President, General
Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

10.1	Amendment No. 2 to the Forest Oil Corporation 2007 Stock Incentive Plan.